UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1300, 1105 North Market Street, Wilmington, Delaware	19899
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 655-1771

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 21, 2008, Energy Infrastructure Acquisition Corp., a Delaware corporation (the “Company”) issued a press release announcing that the Company has set October 31, 2008 as the record date for determining those holders of record of the Company’s common stock, par value $0.0001 per share who are entitled to receive the first liquidation distribution from the trust account.

A copy of the press release concerning the foregoing is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

No.	Description
99.1	Press Release dated October 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2008

Energy Infrastructure Acquisition Corp.

By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release dated October 21, 2008